TRADE ACCOUNTS RECEIVABLE, NET - Summary of Changes in Allowance For Doubtful Accounts (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Allowance for Doubtful Accounts Receivable [Roll Forward]
Allowance for doubtful accounts balance, beginning balance	$ 165	$ 594	$ 337
Additions charged to income	253	165	594
Deductions credited to trade receivables	(165)	(594)	(337)
Allowance for doubtful accounts balance, ending balance	$ 253	$ 165	$ 594